UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of Earliest Event Reported) – June 8, 2005

NATIONAL ATLANTIC HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	000-51127	22-3316586

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

4 Paragon Way, Freehold, New Jersey		07728

(Address of principal executive offices)		(Zip Code)

(732) 665-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01 Financial Statements, Pro Form Financial Information and Exhibits.
EX-99.1: SLIDES FOR FINANCIAL SERVICES CONFERENCE

Item 7.01. Regulation FD Disclosure.

     On June 9, 2005, James V. Gorman, Chairman and Chief Executive Officer of National Atlantic Holdings Corporation, will deliver a company presentation at the Sandler O’Neil & Partners, L.P. 2005 Financial Services Conference to be held on June 8 and 9, 2005 in New York, New York. The slides attached hereto as Exhibit 99.1, which are incorporated in this Item 7.01 by reference thereto, will be utilized by Mr. Gorman in his presentation at such conference and are furnished pursuant to Regulation FD.

Item 9.01 Financial Statements, Pro Form Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Slides to be used by James V. Gorman at the Sandler O’Neil & Partners, L.P. 2005 Financial Services Conference held on June 9, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ATLANTIC HOLDINGS CORPORATION
By:	/s/ Frank J. Prudente
	Name:	Frank J. Prudente
	Title:	Executive Vice President- Corporate Finance and Treasurer

Dated: June 8, 2005